SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2006

STRATTEC SECURITY CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin
(State or other jurisdiction of incorporation)

0-25150	39-1804239
(Commission File Number)	(I.R.S. Employer I.D. Number)

3333 West Good Hope Road Milwaukee, WI	53209
(Address of Principal Executive Offices)	(Zip Code)

414-247-3333
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐ Written communications pursuant to Rule 425 under the Securities Act
(17 CFR230.425)

        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 25, 2006, STRATTEC SECURITY CORPORATION (the "Company") issued a press release announcing the appointment of David R. Zimmer ("Mr. Zimmer") as a director of the Company. A copy of the press release is attached as Exhibit 99.1 to this report. Mr. Zimmer's appointment to the Company's Board of Directors was effective on May 24, 2006. Mr. Zimmer shall serve until the 2006 annual meeting of the Company's shareholders or until his prior death, resignation or removal.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(c)        Exhibits

The following exhibit is filed herewith:

Exhibit 99.1 - Press Release of STRATTEC SECURITY CORPORATION, issued May 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATTEC SECURITY CORPORATION
Date: May 25, 2006
BY  /s/ Patrick J. Hansen
       Patrick J. Hansen, Senior Vice President
       and Chief Financial Officer